1 Pioneering Novel Treatments with a one-tract mind CLINICAL STAGE COMPANY P IONEERING NOVEL TREATMENTS FOR PEOPLE WITH RARE OR DEBIL ITAT ING DIGEST IVE D ISEASES

Forward-looking statements This presentation includes forward-looking statements based upon 9 Meters' current expectations. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions, anticipated milestones, and any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation: uncertainties associated with the clinical development and regulatory approval of product candidates; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; risks related to our ability to successfully implement our strategic plans, including reliance on our lead product candidate; risks related to the inability of 9 Meters to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs, including in light of current stock market conditions; risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; intellectual property risks; the impact of COVID-19 on our operations, enrollment in and timing of clinical trials; risks related to leveraging the Company by borrowing money under the debt facility and compliance with its terms; risk of delisting from Nasdaq; reliance on collaborators; reliance on research and development partners; risks related to cybersecurity and data privacy; and risks associated with acquiring and developing additional compounds. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled "Risk Factors" in 9 Meters' Annual Report on Form 10-K for the year ended December 31, 2021, as amended or supplemented by our Quarterly Reports on Form 10-Q and in other filings that 9 Meters has made and future filings 9 Meters will make with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. 9 Meters expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based. 2

9 Meters is putting the power of gut biology to work • Advancing vurolenatide for SBS; • Harnessing GI biology to build an innovative pipeline • Novel and meaningful outcomes for patients, providers, and payers through relief from the burdens of GI disease • Meaningful returns to investors who believe in our unwavering mission to fight GI disease Novel Outcomes Power of Gut Biology Going the Whole 9 Meters 1 2 3 3

Investor highlights Clinical stage company pioneering novel treatments for people with rare or debilitating digestive diseases Phase 3 clinical program Vurolenatide – first and only long-acting GLP-1 agonist in Phase 3 development for short bowel syndrome (SBS) Straightforward strategy Employing capital-efficient development and commercialization pathways Robust pipeline Promising pipeline addressing unmet needs in GI diseases Leading institutional investor support and coverage by leading healthcare analysts Nasdaq listed: NMTR 4

John Temperato PRESIDENT & CHIEF EXECUTIVE OFFICER Bethany Sensenig, MBA, CMA CHIEF FINANCIAL OFFICER Patrick H. Griffin, MD CHIEF MEDICAL OFFICER Sireesh Appajosyula, PharmD SVP, CORPORATE DEVELOPMENT & OPERATIONS Nir Barak, MD SVP, SCIENTIFIC AFFAIRS Matthew D. Bryant, PharmD VP, MEDICAL AFFAIRS Sarah Liu, MBA CHIEF COMMERCIAL OFFICER Al Medwar, MBA SVP, INVESTOR RELATIONS & CORPORATE COMMUNICATIONS Highly experienced leadership team and extensive GI experience 5

Pipeline – One tract with multiple meaningful opportunities

PROGRAM *Indication*	CLASS	ROUTE	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	MILESTONES
Vurolenatide *Short Bowel Syndrome*	Long-Acting GLP-1	Injectable					Study initiation anticipated → **4Q 2022**
NM-136 *Targeted Obesity Disorders*	Anti-GIP hu-mAb	Injectable					IND-enabling underway
NM-102 *Orphan Indication TBD*	Tight Junction Microbiome Modulator	Oral					IND-enabling underway
NM-003 *Orphan Indication TBD*	Long-Acting GLP-2	Injectable					IND-enabling underway
*Partnered **							
Larazotide *MIS-C*	Tight Junction Regulator	Oral; Gut Restricted					

NOTE: *All products are New Chemical Entities; 9 Meters holds global rights to all assets*
** Clinical trial being conducted by European Biomedical Research Institute of Salerno (EBRIS)*
MIS-C = multisystem inflammatory syndrome in children;
GLP-1 = glucagon-like peptide-1; GLP-2 = glucagon-like peptide-2; GIP = glucose-dependent insulinotropic polypeptide; hu-mAb = humanized monoclonal antibody

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9METERS BIOPHARMA

Vurolenatide: Long-acting GLP-1 agonist Short Bowel Syndrome (SBS); Orphan Designation

Short bowel syndrome: a debilitating orphan disease

Short bowel syndrome (SBS) results from massive resection of the small intestine[1]

Affects up to 20,000 people in the US with similar prevalence in EU[2,3]

Primary problem is impaired absorption with a significant impact on quality of life[1,4]

Consequences are far-reaching:

- Debilitating diarrhea & dehydration leading to acute kidney failure, arrhythmia, impaired wound healing and depression[1]
- Some dependent on parenteral support (PS), or IV infusion of nutrients and fluids[1]

Mortality is significant, depending upon age and length of parenteral nutrition[5]


Normal GI Tract
With colon-in-continuity (CIC)
Without a colon (stoma)
Ostomy bag

1 . Jeppesen, P. Spectrum of Short Bowel Syndrome in Adults: Intestinal Insufficiency to Intestinal Failure. Journal of Parenteral and Enteral Nutrition Volume 38 Supplement 1 May 2014 8S–13S. **2.** www.crohnscolitisfoundation.org. **3.** EU/3/01/077 | European Medicines Agency (europa.eu) **4.** Winkler, Marion. Et al. An Exploration of Quality of Life and the Experience of Living with Home Parenteral Nutrition. JPEN July 2010. **5.** Schalamon, J. et al. Mortality and Economics in Short Bowel Syndrome. Best Practices Rest Clin Gastro, 2003 Dec;17(6):931-42

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9METERS BIOPHARMA

Parenteral support (PS) dependency varies in frequency and magnitude; severe diarrhea is a constant complication for all SBS patients


No PS
Some PS
PS Dependency
50 - 65%
of Patients 1,2,3
Diarrhea

No standard definition of PS[2]

- Many patients do not meet GLP-2 regulatory eligibility criteria of PS at least 3x/week

Diarrhea is constant regardless of PS status and is considered by patients "disastrous, disabling and degrading"[4]

Vurolenatide is the ***only agent with the potential to*** address ***two critical unmet needs in SBS***:

1.) Reducing PS while reducing disastrous and disabling diarrhea
2.) Offering a therapeutic option for SBS patients who are not eligible for GLP-2s (majority of patients)

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Sources: **1.** Mirador and Merative: Short Bowel Syndrome Population Analysis, October 2022 **2.** Bionest SBS Qualitative Market Research, October 2022 3.) **3.** Messing et al. Long-term Survival and Parenteral Nutrition Dependence in Adult Patients with the Short Bowel Syndrome. Gastroenterology 1999 **4.** Winkler, Marion. Et al. An Exploration of Quality of Life and the Experience of Living with Home Parenteral Nutrition. JPEN July 2010.

Diarrhea leads to dehydration, nutritional deficiencies, & poor QoL Significant Burden of Diarrhea Leads to… • Significant weight loss due to malabsorption • Dehydration and fatigue resulting from continuous management of bowel movements/ostomy bag • Patient avoidance of nutrition/hydration to reduce the need to be near a bathroom / empty ostomy bag • ER admissions due to dehydration • Severe complications may include arrhythmia, seizures, and acute kidney injury • Patients can experience up to 20 diarrhea-like bowel movements per day • Frequent ostomy bag emptying; as frequent as every 30 mins • Patients often don’t leave their home, as they must always be close to a bathroom Dehydration & Malnutrition Poor QoL “Sometimes even 20 days per month are bad days and yes those can easily end up with a trip to the ER for dehydration.” – Patient “When SBS patients feel a bowel movement, they need to find a bathroom right away. It typically occurs 1-2 hours after a meal” – Gastroenterologist “You never know what you are going to wake up to, you never know when you are going to poop your pants, you just never know and that’s annoying” – Patient Bionest SBS Qualitative Market Research, October 2022 10

Vurolenatide replaces GLP-1 and restores “ileal brake” Short Bowel Syndrome with GLP-1 GLP-1 travels through the blood, which affects gut motility elsewhere in the body. Motility is slowed, allowing more time for nutrient uptake. Vurolenatide replaces physiological effects of missing GLP-1 to normalize GI transit with twice monthly dosing 11

Vurolenatide leverages proven XTEN™ Technology vurolenatide 13 Optimized for SBS patients utilizing known effects of GLP-1 pharmacology *XTEN technology licensed from Amunix Inc. (a Sanofi company) Slows transit time for greater nutrient absorption Decreases degradation time for long half-life (>150 hours) Offers dosing convenience (Q2W) Demonstrates strong safety and tolerability profile ✓ ✓ ✓ ✓ 12

Vurolenatide target product profile* • Rapid and sustained reductions in PS, regardless of remnant anatomy • Rapid and sustained reductions in TSO regardless of PS status or remnant anatomy • Excellent safety and tolerability regardless of remnant anatomy • Improved QoL due to lower administration burden and improved nutrient absorption (reductions in TSO and PS) • Fixed dosing every 2 weeks (Q2W) in a pre-filled syringe (50mg) Long-Acting GLP-1 Slowing Gut Motility and Restoring Nutrient Absorption *Vurolenatide remains investigational and under development.13

Phase 2 VIBRANT Study Results VurolenatIde for short Bowel syndrome Regardless of pArental support requiremeNT

VurolenatIde for short Bowel syndrome Regardless of pArenteral support requiremeNT

Phase 2, double-blind, double-dummy, placebo-controlled multicenter study of the efficacy, safety and tolerability of vurolenatide in adult patients with short bowel syndrome (SBS)

Primary study endpoint: Mean change from baseline in 24-hour total stool output (TSO) volume over 6-week observation period

Study population:
enrollment regardless of phenotype and/or PS requirement



N = 11 patients
DAY 0
DAY 7
DAY 14
DAY 21
DAY 28*
Group 1
50 mg
PBO
50 mg
PBO
50 mg
Group 2
100 mg
PBO
100 mg
PBO
100 mg
Group 3
50 mg
50 mg
50 mg
50 mg
50 mg
Group 4
PBO
PBO
PBO
PBO
PBO

Timeline: final results reported 3Q22

VIBRANT study enrolled a total of 12 patients; final efficacy results include 11 patients with a safety population inclusive of 12 patients.
** 4 weeks of dosing with over a 6-week observation period*

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9METERS BIOPHARMA

Study demographics & patient phenotype Demographics Placebo 50 mg Q2W 50 mg weekly 100 mg Q2W N (12)* 2 3 3 4 Sex (m/f) 2(m) 3(f) 1(m);2(f) 3(m);1(f) Age (mean, y) 56 50 58 47 Weight (mean, kg) 69.4 66.5 67.4 70.9 White 2 2 2 4 Black or African American - 1 1 - Non-Hispanic or Latino 2 3 3 3 Post-Op Phenotype Ostomy 2 1 3 2 Colon-in-continuity - 1 1 2 *VIBRANT study enrolled a total of 12 patients; final efficacy results include 11 patients with safety population inclusive of 12 patients. 16

Primary efficacy endpoint (n=11) Rapid and sustained reduction in weekly mean 24-hour total stool output (TSO) over the 6-week observation period placebo (n=2) 50 mg Q2W (n=3) 50 mg weekly (n=3) 100 mg Q2W (n=3) 0 -10 +50 T S O M e a n C h a n g e fr o m B a s e li n e , % -20 -30 -40 -50 +40 +30 +20 +10 32% increase 30% decrease 8% decrease 16% increase compared to 32% PBO increase 40% decrease compared to 32% PBO increase 16% decrease compared to 32% PBO increase 62% decrease 17 vurolenatide any dose with TSO decrease* (n=6) 0 -10 +50 M ea n C h a n g e fr o m B as e lin e, % -20 -30 -40 -50 +40 +30 +20 +10 37% decrease Rapid onset and sustained TSO reduction over time vs. placebo 6 of 9 (67%) on vurolenatide showed a TSO reduction with a 37% mean decrease *Three of 3 patients showed a decrease in TSO in the 50 mg Q2W arm; 2 of 3 patients showed a decrease in the 50 mg every week arm; 1 of 3 patients showed a decrease in the 100 mg Q2W arm **6 patients X 6 weeks observation = 36 weeks (3 weekly TSO change from baseline values missing) = 33 weeks • 6 of 9 patients on vurolenatide showed a mean decrease in TSO over the 6-week observation period • Mean TSO decrease in these 6 vurolenatide patients was 37% (add to 21 or 22) • Among these 6 patients, 32 of the 33 observed weeks across the duration of the study showed a decrease in TSO** • All 3 patients in the 50 mg Q2W group showed decreased TSO over the 6-week period 18

50 mg Q2W (n=3); 50 mg weekly (n=3); 100 mg Q2W (n=3); ↓ dose ↓ dose ↓ dose Note: Three of 3 patients showed a decrease in TSO in the 50 mg Q2W arm; 2 of 3 patients showed a decrease in the 50 mg every week arm; and 1 of 3 patients showed a decrease in the 100 mg Q2W arm +100 +120 -80 -60 -40 -20 +20 0 +40 +60 +80 T S O ( % R e la ti v e C F B ) day 0 week 1 week 2 week 3 week 4 week 5 week 6 ↑ ↑↑↑↑↑ ↑ ↑ ↑↑↑↑↑↑↑↑ -100 -120 Rapid onset and sustained TSO reduction over time vs. placebo 50 mg Q2W showed a consistent decrease over time 19

Demographics Placebo 50 mg Q2W 50 mg weekly 100 mg Q2W Nausea 0 0 1 4* Vomiting 1 0 0 2* Headache 0 0 1 1 Appetite Loss 0 0 0 1 Abdominal Pain 0 1 0 0 Hypertension 1 0 0 0 Treatment-emergent adverse events summary No unexpected safety signals –reported events consistent with GLP-1 agonists Overall Conclusions: • 50 mg Q2W demonstrated to be the safest and best tolerated dose/regimen. • No treatment–related SAEs – two catheter infections (1 placebo and 1 in the 50 mg QW). • There were no gastrointestinal stoma complications in this study in any group. • No instances of acceleration of neoplastic growth, intestinal obstruction, biliary and pancreatic disease, or fluid overload, including congestive heart failure. *One patient terminated early due to nausea & vomiting in the 100 mg Q2W treatment group. No relevant laboratory value changes were observed. 20

Evidence of stacking effect* Optimal PK profile *Undesirable accumulation upon higher and/or more frequent repeat dosing Arrows denote doses given every week; all 3 groups on day 0, 14 and 28; 50 mg weekly given 2 additional (day 7 & day 21) Pharmacokinetic (PK) profile PK profile supports the selection of vurolenatide 50 mg dosed every two-weeks time (d) 50 mg Q2W (n=3) 50 mg weekly (n=3) 100 mg Q2W (n=3) ↑↑↑ ↑ ↑↑↑↑ ↑↑↑ 35 x 103 V u ro le n a ti d e c o n c e n tr a ti o n ( p g /m l) 25 x 103 20 x 103 15 x 103 10 x 103 5 x 103 0 7 14 21 29 30 x 103 21

Decrease in parenteral support (PS) requirement Mean decrease by week 2 and sustained over 6 weeks all PS patients* (n=5) 0 -10 +50 M e a n C h a n g e fr o m B a se li n e , % -20 -30 -40 -50 +40 +30 +20 +10 17% decrease *PS was a secondary endpoint: mean 24-hour weekly PS volume; three of 5 patients (all randomly assigned to active drug) were on PS and had decreases; two patients receiving PS were stable with no change from baseline; no patients randomly assigned to placebo were on PS 1. Kunkel D, et. al.. Neurogastroenterol Motil. 2011 Aug;23(8):739-e328. doi: 10.1111/j.1365-2982.2011.01723.x 2. Data on file • Five of 11 patients were on PS, all on active drug • Mean decrease of 17% by week 2 and sustained throughout the 6-week observation period • Three of 5 patients showed a 28% mean decrease in PS volume: • Bowel anatomy: 1 CIC & 2 ostomy patients • No increase in TSO • Three studies have demonstrated a decrease in PS: • PoC study utilized native exenatide1 • Vurolenatide Phase 1b/2a study2 • Increased mean urine output in 50 mg Q2W arm2 patients with PS decrease* (n=3) 28% decrease 22

VIBRANT Phase 2 summary of results Demonstrated a reduction in mean 24-hour total stool output (TSO) over 6 weeks compared to placebo in the 50mg Q2W treatment arm: • Mean 24-hour TSO decrease for the 50 mg vurolenatide Q2W treatment arm was 30% versus an increase of 32% in the placebo arm – for a mean relative reduction of 62% • Rapid TSO reduction sustained in 16 of 18 (89%) of patient weeks Demonstrated a reduction in parenteral support volume • Mean decrease of 17% in PS for all 5 patients by week 2 throughout the 6-week period • 3 patients demonstrated a mean decrease in PS of 28% 50 mg Q2W arm had the best efficacy, excellent safety and tolerability, optimal pharmacokinetics, and convenient dosing ✓ ✓ Provided further evidence of efficacy and identified a dose and patient population based on the totality of efficacy, safety, and PK for moving into Phase 3 ✓ 23

Phase 3 VIBRANT 2 Study VurolenatIde for short Bowel syndrome Regardless of pArental support requiremeNT

VIBRANT 2 Phase 3 study design incorporates input from FDA and addresses all patients with SBS • Single Phase 3 trial; two patient sub-groups: ‐ Sub-group 1: On parenteral support at least 3 days per week ‐ Sub-group 2: All other SBS patients • Two primary endpoints with a single efficacy outcome* • Change from baseline in mean weekly Parenteral Support (PS) volume • Change from baseline in mean 24-hr Total Stool Output (TSO) with maintenance of nutrition and no worsening of renal function Approach addresses the entire SBS population in a single trial and optimizes the potential for approval on either of the primary endpoints * Multiple Endpoints in Clinical Trials Guidance for Industry, FDA, October 2022 25

VIBRANT 2 Double-blind, placebo-controlled study to evaluate the efficacy, safety, and tolerability of vurolenatide in adult patients with SBS 3 5 Vurolenatide ( ~ 30) non-PS Dependent Placebo (n ~ 15) Q2W – administered once every two-weeks Vurolenatide (n ~ 40) PS Dependent Vurolenatide 50 mg Q2W Placebo Q2W Vurolenatide 50 mg Q2W Placebo Q2W Enrollment 2 2 1 1 Randomization Sub-Group 1 On parenteral support at least 3 days per week Sub-Group 2 All other SBS patients n= ~105 12-week assessment phase 26

VIBRANT 2 Key clinical study parameters Study Parameters Details Primary Endpoints #1: Change from baseline in mean weekly Parenteral Support (PS) volume #2: Change from baseline in mean 24-hr Total Stool Output (TSO) with maintenance of nutrition and no worsening of renal function Secondary Endpoints • Change from baseline in weekly mean body weight over the 12-week treatment period • Change from baseline in renal function over the 12-week treatment period • Change from baseline in QoL assessments (SF36) • Diarrhea-specific patient assessment instrument Duration 12-week study Interim analysis planned in sub-group 1 at 50% enrollment at 12 weeks to confirm treatment duration Randomization 2-to-1 in each sub-group Statistical Significance Powered at 90% to show significance across the total population Stratification • Colon-in-Continuity (CIC )| Ostomy • PS w/ parenteral nutrition | PS w/IV fluids • First large ambulatory trial to assess all SBS patients • Proprietary Smart technology platform to enhance stool output measurements across all cohorts 27

Vurolenatide Phase 3 Program Addressing the needs of all patients with SBS regardless of parenteral support requirements VIBRANT 2 Phase 3 study Pivotal registration study inclusive of both patients dependent on parenteral support and all others VIBRANT 3 12-month safety extension Support of long-term safety profile GLP-1/GLP-2 Vurolenatide + teduglutide safety study Provide safety data for combined agonists 28

VIBRANT 2 Phase 3 study designed to support global patient recruitment, adherence, and retention 29 Global Reach • Global Clinical Research Organization (CRO) with Phase 3 SBS operational experience • Inclusion of up to 50 sites in the U.S., Canada and Europe • Full SBS patient population is eligible for screening Patient Access • Community physician program allowing for the participation of remote patients by connecting community physicians with study investigators • Limited in-office visits and opportunity for home nursing visits • Travel service with travel and accommodation costs covered Technology • Use of “smart interface” using tablet technology for patient instruction, data collection, and digital stool data capture

Vurolenatide is intended to address critical unmet needs in the SBS market, representing a substantial commercial opportunity



Non-PS Dependent
(No Current Options)
+
PS-Dependent
(Gattex – low global adoption*)
No PS
50 - 65% of Patients 1,2, 3
Some PS
PS Dependency
=
>$1.5bn
Sales Opportunity*
Diarrhea

Gattex = $700 - $800MM Global Peak Sales; ~1,700 pts under mgt[4]

**Peak year sales potential in major regions (US, EU 4 + UK & CAN, APAC (incl. China). Other regions (LATAM, MENA) represent upside*

Sources: 1.) Mirador and Merative: Short Bowel Syndrome Population Analysis, October 2022 2.) Bionest SBS Qualitative Market Research, October 2022 3.) Messing et al. Long-term Survival and Parenteral Nutrition Dependence in Adult Patients with the Short Bowel Syndrome. Gastroenterology 1999 4.) Takeda Wave 1 Pipeline Report, December 2020 wave1presentation (sec.gov).

9METERS BIOPHARMA

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Pre-Clinical Programs

• GIPenhances gut nutrient absorption, increases glucose uptake into fat cells, increases insulin and nutrient storage • NM-136 is a long-acting humanized anti-GIP mAb highly specific to human GIP hormone in circulation • Preclinical studies show that a reduction in GIP signaling appears to affect body weight without suppressing food intake and might provide a useful method for the treatment and prevention of obesity. • Preclinical work is ongoing to support a potential IND in 2023 to treat obesity disorders Boylan MO, Glazebrook PA, Tatalovic M, Wolfe MM. Am J Physiol Endocrinol Metab. 2015 Dec 15;309(12):E1008-18 NM-136 (proprietary humanized anti-GIP mAb) NM-136 is a first-in-class humanized monoclonal antibody (mAb) to glucose-dependent insulinotropic peptide (GIP) 32

NM-102 is a tight-junction microbiome modulator


Gut dysbiosis may
promote tumorigenesis[1]
Modulating ICI-resistant
microbiome emerging as
a viable modality

- NM-102 is a tight-junction small molecule modulator
- Collaboration with Gustave-Roussy Institute (Paris) confirmed the activity of NM-102 in immune checkpoint inhibitor failure model of melanoma with prolonged survival and improved tumor-decreasing efficacy
- Preclinical work is ongoing to support a potential IND filing in 2023

1. *Yonekura, et. al. Cancer Discov* (2022) 12 (4): 1128–1151. https://doi.org/10.1158/2159-8290.CD-21-0999
2. Bullman, S., et. al. *Nat Cancer* **2**, 1301–1304 (2021). https://doi.org/10.1038/s43018-021-00300-x

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Phase 2 clinical trial in MIS-C

- MIS-C is a rare but serious condition associated with COVID-19 in which different body parts become inflamed, including the heart, lungs, kidneys, brain, skin, eyes, or GI organs
- Larazotide's MOA as a tight junction regulator may prevent SARS-CoV-2 superantigens from entering the bloodstream



Exposure to SARS-CoV-2
Multisystem Inflammatory Syndrome in Children (MIS-C)
SARS-CoV-2 in the GI tract
Increased zonulin release
SARS-CoV-2 spike influx
Hyperinflammatory response
viral RNA
Spike
GI tract
Bloodstream
IgA
IgG
IFN-γ, TNF-α, IL-6, IL-10, IL-1β
Loss of tight junctions
Exposure to Superantigen motifs

- Ongoing Phase 2a trial* in MIS-C initiated in collaboration with European Biomedical Institute of Salerno (EBRIS)
- Primary aim of the study is to evaluate the efficacy and safety of larazotide versus placebo in pediatric patients with SARS-CoV-2 infection who experience early signs of MIS-C and are at high risk of progression
- Publication in *Critical Care Explorations* in February 2022 reported on 4 patients treated with larazotide. All experienced significantly faster resolution of symptoms, numerically shorter average hospital stays, and serum levels of SARS-CoV-2 spike protein diminished to undetectable levels within one day in treated versus 10 days for untreated children

* 21-day trial with weight-based dosing.

1. *J Clin Invest.* 2021;131(14):e149633. https://doi.org/10.1172/JCI149633.
2. Yonker, et al. *J Clin Invest.* 2021;131(14). https://doi.org/10.1172/JCI149633.
3. Yonker, et al. *Critical Care Explorations*. 2022; 4(2): 2-8. https://journals.lww.com/ccejournal/Fulltext/2022/02000/Zonulin_Antagonist,_Larazotide__AT1001_,_As_an.19.aspx

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9METERS BIOPHARMA

Anticipated 2023 milestones • Vurolenatide: - Orphan Drug designation (EU) - Initiation of Phase 3 safety extension study • NM-136: - IND Submission - Phase 1 study initiation • NM-102: - Pre-IND meeting • Vurolenatide: - Phase 3 study initiation (EU) • NM-136: - Pre-IND meeting - NM-136 publications • NM-102: - Pre-clinical PoC study results Secure rest-of-world vurolenatide partnerships • Vurolenatide: - Phase 3 study initiation (US) 1H 2023 2H 2023 35

John Temperato President, Chief Executive Officer & Director jtemperato@9meters.com 8480 Honeycutt Road, Suite 120 Raleigh, NC 27615 Telephone: 1-919-275-1933 info@9meters.com www.9meters.com Twitter LinkedIn Bethany Sensenig, MBA, CMA Chief Financial Officer bsensenig@9meters.com Al Medwar, MBA SVP, Investor Relations & Corporate Communications amedwar@9meters.com